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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                             ----------------------

               Date of report (date of earliest event reported):

                                  July 16, 2002


                                  ANCHOR GAMING
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             (Exact name of registrant as specified in its charter)


           Nevada                   001-23124               88-0304253
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       (State or Other             (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)    File Number)        Identification Number)


                815 Pilot Road, Suite G, Las Vegas, Nevada 89119
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               (Address of principal executive offices) (Zip Code)


                                 (702) 896-7568
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              (Registrant's telephone number, including area code)


                                 not applicable
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On July 16 , 2002, Anchor issued a press release which announced that it successfully completed a cash tender offer and consent solicitation with respect to its outstanding 9-7/8% Senior Subordinated Notes. The offer commenced on June 17, 2002 and expired at 11:59 p.m., New York City time, on July 15, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial statements of business acquired.

               None.

         (b)  Pro forma financial information.

               None.

         (c)  Exhibits.

Exhibit No.     Description
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99.1            Press Release, dated July 16, 2002, announcing the completion of a cash tender offer for Anchor's outstanding 9-7/8% Senior
                Subordinated Notes..

                                       SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ANCHOR GAMING
                                       (Registrant)


Date: July 22, 2002                  By:       /s/ Thomas J. Matthews
                                              ---------------------------------

                                     Name: Thomas J. Matthews
                                     Its:  President and Chief Executive Officer


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                                INDEX OF EXHIBITS


Exhibit No.         Description
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99.1                Press  Release,  dated  July 16,  2002,  announcing  the
                    completion of a cash tender offer for Anchor's outstanding 9-7/8% Senior Subordinated Notes.